Exhibit 99.1

Brookline Bancorp, Inc. 2013 Annual Meeting of Stockholders BUILDING ON WHO WE ARE.

AGENDA 1.Welcoming Remarks 2.Introductions 3.Procedural Matters Relating to the Conduct of the Annual Meeting 4.Presentation of the Three Proposals before the Annual Meeting 5.Opening of Polls and Balloting 6.Closing of Polls 7.Report of the Inspector of Elections 8.Adjournment of Formal Portion of the Annual Meeting 9.Annual Report of the Company 10.General Question and Answer Period

Brookline Bancorp, Inc. 2013 Annual Meeting of Stockholders BUILDING ON WHO WE ARE.

FORWARD-LOOKING STATEMENTS Certain statements in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge-off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION GAAP The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the FASB in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures, such as net earnings from operations, operating earnings per share, operating ROE, operating ROA, the allowance for loan and lease losses as a percentage of originated loans and leases, tangible stockholders’ equity, tangible book value per common share and tangible stockholders’ equity to tangible assets. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is included in the Company’s April 24, 2013 press release.

OVERVIEW •Strong growth •Acquisition integrations on target •Fortress balance sheet •Exceptional asset quality •Ongoing enhancement of funding base •Strong core earnings •Continued capital strength

OPERATING HIGHLIGHTS FIRST QUARTER YEAR 2013 2012 2012 2011 Dollars in Thousands, Except Per Share Amounts NET INCOME $8,813 $6,349 $37,142 $27,600 NET OPERATING EARNINGS $8,813 $10,321 $41,114 $28,902 EPS (BASIC AND DILUTED) $0.13 $0.09 $0.53 $0.47 OPERATING EPS (BASIC AND DILUTED) $0.13 $0.15 $0.59 $0.49

OPERATING HIGHLIGHTS (CONT.) FIRST QUARTER YEAR 2013 2012 2012 2011 NET INTEREST MARGIN 3.70%* 3.87%* 3.85% 3.76% RETURN ON AVERAGE STOCKHOLDERS' EQUITY (ROE) 5.72%* 4.25%* 6.12% 5.51% OPERATING ROE 5.72%* 6.90%* 6.78% 5.77% RETURN ON AVERAGE ASSETS (ROA) 0.70%* 0.52%* 0.74% 0.90% OPERATING ROA 0.70%* 0.85%* 0.82% 0.94% * Annualized

BALANCE SHEET HIGHLIGHTS MAR 31, 2013 DEC 31, 2012 MAR 31, 2012 DEC 31, 2011 Dollars in Millions TOTAL ASSETS $5,110 $5,148 $4,877 $3,299 TOTAL LOANS AND LEASES $4,174 $4,176 $3,933 $2,721 CRE AND COMMERCIAL $2,893 $2,853 $2,594 $1,713 TOTAL DEPOSITS $3,626 $3,616 $3,459 $2,252 LOAN TO DEPOSIT RATIO 115.11% 115.49% 113.79% 120.83% CORE DEPOSIT RATIO 72.56% 72.04% 69.31% 64.23%

ASSET QUALITY MAR 31, 2013 DEC 31, 2012 DEC 31, 2011 Dollars in Thousands NONACCRUAL LOANS AND LEASES $21,693 $22,246 $7,530 REPOSSESSED ASSETS 305 588 421 OTHER REAL ESTATE OWNED 943 903 845 NONPERFORMING ASSETS $22,941 $23,737 $8,796 NONACCRUAL LOANS AND LEASES / TOTAL LOANS AND LEASES 0.52% 0.53% 0.28% NONPERFORMING ASSETS / TOTAL ASSETS 0.45% 0.46% 0.27% ALLOWANCE FOR LOAN AND LEASE LOSSES $42,532 $41,152 $31,703 ALLOWANCE FOR LOAN AND LEASE LOSSES / TOTAL LOANS AND LEASES 1.02% 0.98% 1.17%

STOCKHOLDERS’ EQUITY AND RATIOS MAR 31, 2013 DEC 31, 2012 DEC 31, 2011 Dollars in Millions STOCKHOLDERS' EQUITY $614 $612 $504 GOODWILL AND INTANGIBLE ASSETS 158 159 51 TANGIBLE STOCKHOLDERS' EQUITY $456 $453 $453 STOCKHOLDERS' EQUITY / TOTAL ASSETS 12.02% 11.89% 15.27% TANGIBLE STOCKHOLDERS' EQUITY / TANGIBLE ASSETS 9.20% 9.08% 13.93% REGULATORY CAPITAL LEVEL Well-Capitalized

Brookline Bancorp, Inc. 2013 Annual Meeting of Stockholders BUILDING ON WHO WE ARE.